UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2006

SHANGHAI CENTURY ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-32860	n/a
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Shun Ho Tower, 24-30 Ice House Street, Central, Hong Kong SAR, China	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2854-8989

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated April 30, 2006 and filed by Shanghai Century Acquisition Corporation on July 24, 2006.

Item 1.01.	Entry into a Material Definitive Agreement

On July 20, 2006, Shanghai Century Acquisition Corporation (the “Company”) entered into (i) Amendment to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers Securities Incorporated (“I-Bankers”) with respect to the Unit Purchase Option dated April 28, 2006 issued to WR Hambrecht & Co., (ii) Amendment to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to I-Bankers, (iii) Amendment to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Ladenburg Thalmann & Co. Inc. and (iv) Amendment to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Maxim Group, LLC. The Amendments described in (i)-(iv) above shall be collectively referred to herein as the “Amendments.” Pursuant to each of the Amendments, it was agreed by the parties that in no event would the Company be required to net cash settle the exercise of the applicable original Unit Purchase Option and the Warrants underlying the applicable original Unit Purchase Option. Copies of each of the Amendments are filed as Exhibit 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.2	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers Securities Incorporated (“I-Bankers”) with respect to the Unit Purchase Option dated April 28, 2006 issued to WR Hambrecht & Co.

99.3	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to I-Bankers

99.4	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Ladenburg Thalmann & Co. Inc.

99.5	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Maxim Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007	SHANGHAI CENTURY ACQUISITION CORPORATION

	By:	/s/ Franklin Chu
Franklin Chu
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.2	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers Securities Incorporated (“I-Bankers”) with respect to the Unit Purchase Option dated April 28, 2006 issued to WR Hambrecht & Co.

99.3	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to I-Bankers

99.4	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Ladenburg Thalmann & Co. Inc.

99.5	Amendment dated July 20, 2006 to Unit Purchase Option of Shanghai Century Acquisition Corporation between the Company and I-Bankers with respect to the Unit Purchase Option dated April 28, 2006 issued to Maxim Group, LLC